SCHEDULE 14A
                    Proxy Statement Pursuant to Section 14(a)
            of the Securities Exchange Act of 1934 (Amendment No. __)


Filed by the Registrant                     [ ]

Filed by a Party other than the Registrant  [x]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to ss. 240.14a-12

                              WCI Communities, Inc.
                (Name of Registrant as Specified In Its Charter)

                                Icahn Partners LP
                                Icahn Onshore LP
                                CCI Onshore Corp.
                          Icahn Partners Master Fund LP
                       Icahn Partners Master Fund II L.P.
                       Icahn Partners Master Fund III L.P.
                                Icahn Offshore LP
                               CCI Offshore Corp.
                         High River Limited Partnership
                             Hopper Investments LLC
                                 Barberry Corp.
                                  Carl C. Icahn
                                 David Schechter
                                Jonathan R. Macey
                                Peter C. Clapman
                             Auguste E. Rimpel, Jr.
                                  Howard Lorber
                                Michael L. Ashner
                                Jerome M. Becker
                                   Sumner Baye
                               Hugh F. Culverhouse
                                Keith A. Meister
                               Vincent J. Intrieri
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

     On May 17, 2007, Icahn Partners LP, a Delaware limited partnership ("Icahn Partners"), Icahn Partners Master Fund LP, a Cayman Islands exempted limited partnership ("Icahn Master"), Icahn Partners Master Fund II L.P., a Cayman Islands exempted limited partnership ("Icahn Master II"), Icahn Partners Master Fund III L.P., a Cayman Islands exempted limited partnership ("Icahn Master III"), High River Limited Partnership, a Delaware limited partnership ("High River" and collectively with Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III, the "Offeror"), Icahn Onshore LP, a Delaware limited partnership, CCI Onshore Corp., a Delaware corporation, Icahn Offshore LP, a Delaware limited partnership, CCI Offshore Corp., a Delaware corporation, Hopper Investments LLC, a Delaware limited liability company, Barberry Corp., a Delaware corporation, and Carl C. Icahn filed with the Securities and Exchange Commission on Amendment No. 2 to Schedule TO a Supplement No. 2 to Offer to Purchase that refers to a possible proxy or consent solicitation by the persons filing this Schedule 14A.

     The Supplement No. 2 to Offer to Purchase is filed as Exhibit (a)(1)(viii) hereto and is incorporated herein by reference.

Item 12. Exhibits

Exhibit       Description
------------  ------------------------------------------------------------------
(a)(1)(viii)  Supplement No. 2 to Offer to Purchase, dated May 17, 2007
              (filed herewith)



SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO SOLICITATION OF PROXIES BY MR. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF WCI COMMUNITIES, INC. FOR USE AT ITS ANNUAL MEETING WHEN AND IF THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION. WHEN AND IF COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WHICH WILL BE MAILED TO STOCKHOLDERS OF WCI COMMUNITIES, INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE POTENTIAL PARTICIPANTS IN A POTENTIAL PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 14A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2007.